                                                                    EXHIBIT 99.1


                                    [LOGO]


                   Supplemental Operating and Financial Data
                   For the Quarter Ended September 30, 2000



  All dollar amounts shown in this report are in U.S. dollars unless otherwise noted.

   This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.
   Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

                               TABLE OF CONTENTS

                                                                                     PAGE
                                                                                     ----
CORPORATE OVERVIEW

   The Company ......................................................................  1
   Board of Directors / Executive Officers / Research Coverage ......................  2
   Regional Offices / Investor Relations / Information Requests .....................  3

FINANCIAL HIGHLIGHTS

   Key Quarterly Financial Data......................................................  4
   Consolidated Balance Sheets.......................................................  5
   Statements of Operations..........................................................  6
   FFO Statement.....................................................................  7
   Same Store Results and Analysis...................................................  8
   Statements of EBITDA..............................................................  9
   Financial Ratios..................................................................  10
   Share and Operating Partnership Unit Data ........................................  11
   Debt Capitalization Summary ......................................................  12

SEGMENT ANALYSIS

   Core Operating Properties
   -------------------------
   Current Summary of Portfolio Operating Properties.................................  13-16
   Lease Roll-over Schedule and Stabilized Properties ...............................  17
   Top 25 Tenants by Rent ...........................................................  18
   Development
   -----------
   Current Development Activity by Market............................................  19
   Land Held for Future Development Schedule.........................................  20

                               CORPORATE OVERVIEW

THE COMPANY
------------

CarrAmerica Realty Corporation (the "Company") is a self-administered and self-managed equity real estate investment trust ("REIT"), organized under the laws of Maryland, which owns, develops, acquires and operates office properties. The Company's office properties are located primarily in 14 suburban markets across the United States.


CURRENT PORTFOLIO
-----------------
(consolidated, stabilized; as of 9/30/00)

258 Properties
21 Million Square Feet

(consolidated/unconsolidated; as of 9/30/00)

284 Properties
25 Million Square Feet


CARRAMERICA MISSION STATEMENT
-----------------------------

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.


UNSECURED SENIOR DEBT RATINGS
-----------------------------


                      Rating  Outlook
                      ------  --------

Duff & Phelps:        BBB     Stable
Moody's:              Baa3    Positive
Standard & Poor's:    BBB     Stable


YEAR-TO-DATE AVERAGE OCCUPANCY (stabilized)
------------------------------

97.1%  Consolidated Properties
97.5%  All Properties


REGIONAL DISTRIBUTION
---------------------
(consolidated, stabilized; as of 9/30/00)


                             Based on               Based on
                                NOI              Square Footage
                       ------------------------------------------

Pacific Region                  48.11                 46.61
Southeast Region                29.02                 25.35
Central Region                  12.47                 15.12
Mountain Region                 10.40                 12.92



TOP 5 MARKETS
-------------
(consolidated, stabilized; as of 9/30/00)


                                      % of NOI              % of Sq. Ft.
                                      ---------             ------------

San Francisco Bay Area                   28.39                  24.05
Washington D.C. Metro                    19.76                  13.93
Orange County/Los Angeles                 8.16                   8.90
Atlanta                                   6.32                   8.42
Seattle                                   6.26                   7.03
                                      --------               --------
                                         68.89                  62.33
                                      ========               ========

BOARD OF DIRECTORS
------------------

Thomas A. Carr
Chairman of the Board, President
and Chief Executive Officer
CarrAmerica Realty Corporation

Ronald Blankenship
Vice Chairman and Chief Operating Officer
Security Capital Group Incorporated

Andrew F. Brimmer
President
Brimmer & Company Inc.

Oliver T. Carr, Jr.
Chairman of the Board
The Oliver Carr Company

James Clark
Chairman of the Board and President
Clark Enterprises, Inc.

Timothy Howard
Executive Vice President and
Chief Financial Officer
Fannie Mae

Caroline S. McBride
Managing Director
Security Capital Global Strategic Group, Inc.

William D. Sanders
Chairman
Security Capital Group Incorporated

Wesley S. Williams, Jr.
Partner
Covington & Burling


EXECUTIVE OFFICERS
------------------

Thomas A. Carr
President & Chief Executive Officer

Philip L. Hawkins
Chief Operating Officer

Richard F. Katchuk
Chief Financial Officer

RESEARCH COVERAGE
-----------------

Amy Young
Deutsche Banc Alex. Brown
(410) 895-3363

Christopher Haley/Alice Hoey
First Union
(443) 263-6773/(804) 868-1111

James Kammert
Goldman, Sachs & Company
(212) 855-0670

John Lutzius/Elizabeth Morse
Green Street Advisors
(949) 640-8780

David Fick/Ken Weinberg
Legg Mason Wood Walker
(410) 454-5018/(410) 454-5175

David Harris
Lehman Brothers
(212) 526-5702

Virginia Dawson
Merrill Lynch & Company, Inc.
(212) 449-4484

Greg Whyte
Morgan Stanley Dean Witter
(212) 761-6331

Fred Carr, Jr.
The Penobscot Group, Inc.
(617) 723-9600

Louis Taylor
Prudential R.E. Securities Investors
(212) 778-4424

Jonathan Litt/Gary Boston
Salomon Smith Barney
(212) 816-0231/(212) 816-1383

CORPORATE HEADQUARTERS
----------------------

1850 K Street, N.W. Suite 500
Washington, D.C. 20006
(202) 729-1000


REGIONAL OFFICES
----------------

Atlanta, Georgia
J. Thad Ellis, Regional Managing Director

Austin, Texas
Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois
Gerald J. O'Malley, Regional Managing Director

Dallas, Texas
William Vanderstraaten, Regional Managing Director

Denver, Colorado
William Krokowski, Regional Managing Director

Florida
J. Thad Ellis, Regional Managing Director

Northern California
Leah N. Segawa, Regional Managing Director

Phoenix, Arizona
Robert Milkovich, Regional Managing Director

Salt Lake City
William Krokowski, Regional Managing Director

Seattle/Portland
Clete Casper, Regional Managing Director

Southern California
Malcolm O'Donnell, Regional Managing Director

Washington, D.C.
John Donovan, Regional Managing Director


STOCK EXCHANGE LISTINGS
-----------------------

New York Stock Exchange


TRADING SYMBOL
--------------

CRE



INVESTOR RELATIONS
------------------

CarrAmerica Realty Corporation
1850 K Street, N.W.
Washington, D.C. 20006
Telephone: (202) 729-1000
Fax: (202) 729-1060

CONTACT
-------

Stephen M. Walsh
Vice President, Capital Markets
Telephone: (202) 729-1764
E-mail: swalsh@carramerica.com
        ----------------------

INFORMATION REQUEST
-------------------

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

  Investor Relations at (202) 729-7518
  Or 1 (800) 417-2277
  swalsh@carramerica.com
  ------------------


                                                                    CarrAmerica.
                                         PLEASE VISIT OUR CORPORATE WEB SITE AT:
                                         ---------------------------------------
                                                             www.carramerica.com
                                                             -------------------

                             FINANCIAL HIGHLIGHTS

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                         Key Quarterly Financial Data
  ------------------------------------------------------------------------------
  ($ and shares in thousands)

                                                     As of 9/30/00   As of 6/30/00   As of 3/31/00   As of 12/31/99   As of 9/30/99
                                                    --------------------------------------------------------------------------------
Shares and Units:
-----------------
Common Shares                                               65,759          66,307          67,027           66,826          66,799
Outstanding OP Units (a)                                     6,480           6,364           6,480            6,480           6,496
Convertible Preferred Shares                                   480             480             480              680             680
Combined Shares and OP Units (a)                            72,719          73,151          73,987           73,986          73,975
Weighted Average - Basic                                    65,987          66,856          66,967           67,858          66,795
Weighted Average - Diluted                                  74,767          74,684          74,233           75,160          74,078

Share Price:
------------

At the end of the period                                $    30.25      $    26.52      $    21.25       $    21.38      $    21.94
High during period                                      $    30.75           28.31           22.32            22.69           24.63
Low during period                                       $    27.44           21.38           19.94            17.94           21.50

Capitalization Summary (continuing operations):
-----------------------------------------------

Market Value of Common Equity                           $2,199,750      $1,939,965      $1,572,224       $1,581,451      $1,622,819
Preferred Equity                                           400,000         400,000         400,000          400,000         400,000
Total Debt (e)                                           1,215,710       1,432,972       1,609,911        1,603,371       1,544,675
Total Market Capitalization (e)                          3,815,460       3,772,937       3,582,135        3,584,822       3,567,494
Total Debt / Total Market Capitalization (e)                  31.9%           38.0%           44.9%            44.7%           43.3%

Financial Information (continuing operations):
----------------------------------------------

Total Assets (g)                                        $3,112,140      $3,318,363      $3,477,034       $3,479,072      $3,429,761
Book Value of Real Estate Assets (before accumulated
 depreciation) (e)                                       3,015,812       3,313,038       3,312,305        3,287,885       3,227,604
Total Liabilities (e)                                    1,346,789       1,540,890       1,705,397        1,699,771       1,635,674
Total Minority Interest (Including OP) (e)                  90,455          89,389          92,405           92,586          94,854
Total Shareholders Equity (e)                            1,674,896       1,688,084       1,679,232        1,686,715       1,699,229

Total Operating Revenues (e)                               139,357         144,439         141,566          133,847         132,513
Property NOI                                                91,912          94,625          92,397           87,361          86,562
Property Operating Margin                                     69.8%           68.0%           67.6%            67.3%           67.5%
EBITDA (e)                                                  90,094          90,076          89,892           83,810          82,390
EBITDA per share - basic (e)                                  1.37            1.35            1.34             1.24            1.23
EBITDA per share - diluted (e)                                1.20            1.21            1.21             1.12            1.11
Interest Coverage Ratio (c, e)                                 3.6             3.6             3.3              3.4             3.5
Interest Coverage Ratio (d, e)                                 3.3             3.1             3.0              2.9             2.9
Fixed Charge Coverage Ratio (c, e)                             2.5             2.4             2.3              2.3             2.3
Fixed Charge Coverage Ratio (d, e)                             2.3             2.2             2.1              2.0             2.0
Adjusted Funds From Operations (e, f)                       56,348          55,430          53,516           49,295          49,631
Dividends declared                                           .4625           .4625           .4625            .4625           .4625
FFO payout ratio - Diluted (e)                                61.7%           62.5%           64.2%            69.5%           69.0%
Net-Straight Line revenue/expense adjustment                 3,168           3,465           3,001            4,969           3,708

Portfolio Size (including unconsolidated properties):
-----------------------------------------------------

Buildings                                                      284             281             282              275             262
Total Square Footage                                        24,569          24,331          24,317           23,797          23,047
Current Weighted Average Occupancy                            97.5%           98.4%           96.7%            97.6%           96.9%

     Operating Partnership
     (b) See page 7 for definition of Funds from Operations (FFO).
     (C) Excluding covering capitalized interest.
     (d) Including covering capitalized interest.
     (e) Restated to exclude discontinued operations.
     (f) Represents diluted Funds from Operations (FFO).
     (g) Restated to account for discontinued operations.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          Consolidated Balance Sheets
--------------------------------------------------------------------------------
 (In thousands)

                                                                        September 30,              December 31,
                                                                           2000                       1999
                                                                   --------------------      ---------------------
                                                                       (unaudited)
Assets
------
Rental Property:
    Land                                                           $            658,308      $             674,390
    Buildings                                                                 1,901,740                  2,082,533
    Tenant Improvements                                                         308,626                    304,983
    Furniture, fixtures and equipment                                             5,990                      5,916
                                                                   --------------------      ---------------------
                                                                              2,874,664                  3,067,822
  Less - accumulated depreciation                                              (368,138)                  (323,455)
                                                                   --------------------      ---------------------
      Net rental property                                                     2,506,526                  2,744,367

Land held for future development                                                 61,979                    104,050
Construction-in-progress                                                         79,169                    116,013
Cash and cash equivalents - unrestricted                                         20,435                     51,886
Cash and cash equivalents - restricted                                           16,403                     12,475
Accounts and notes receivable                                                    41,417                     34,734
Investments                                                                     240,562                     67,143
Accrued straight-line rents                                                      53,459                     47,764
Tenant leasing costs, net                                                        51,765                     58,848
Deferred financing costs, net                                                    12,216                     15,621
Prepaid expenses and other assets, net                                           28,209                     18,503
Net assets of discontinued operations                                               ---                    207,668
                                                                   --------------------      ---------------------
                                                                   $          3,112,140      $           3,479,072
                                                                   ====================      =====================

Liabilities and Stockholders' Equity
------------------------------------
Liabilities:
  Mortgages and notes payable                                      $          1,215,710      $           1,603,371
  Accounts payable and accrued expenses                                         103,346                     68,643
  Rent received in advance and security deposits                                 27,733                     27,757
                                                                   --------------------      ---------------------
                                                                              1,346,789                  1,699,771
                                                                   --------------------      ---------------------

Minority interest                                                                90,455                     92,586

Stockholders' equity:
  Preferred stock                                                                    93                         95
  Common stock                                                                      657                        668
  Additional paid in capital                                                  1,778,991                  1,816,990
  Cumulative dividends in excess of net income                                 (104,845)                  (131,038)
                                                                   --------------------      ---------------------
                                                                              1,674,896                  1,686,715
                                                                   --------------------      ---------------------
                                                                   $          3,112,140      $           3,479,072
                                                                   ====================      =====================

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Consolidated Statements of Operations
--------------------------------------------------------------------------------
 (In thousands, except per share amounts)

                                                                               Three Months Ended              Nine Months Ended
                                                                                  September 30,                  September 30,
                                                                         ------------------------------      ----------------------
                                                                            2000                 1999          2000         1999
                                                                            -----                ----          ----         ----
Revenues:                                                                           (unaudited)                      (unaudited)
 Rental income (1):
         Minimum base rent                                                  $112,302           $107,621      $341,485      $311,934
         Recoveries from tenants                                              15,389             14,530        49,728        42,501
         Parking and other tenant charges                                      3,999              6,160        16,229        14,572
                                                                         -----------        -----------      --------     ---------
                Total rental revenue                                         131,690            128,311       407,442       369,007
                                                                         -----------        -----------      --------     ---------
        Real estate service income                                             7,667              4,202        17,920        13,049
                                                                         -----------        -----------      --------     ---------
                Total operating revenues                                     139,357            132,513       425,362       382,056
                                                                         -----------        -----------      --------     ---------
Operating expenses:
 Property expenses:
     Operating expenses                                                       29,750             30,862        93,962        90,974
     Real estate taxes                                                        10,028             10,887        34,546        33,750
 Interest expense                                                             24,772             23,431        76,777        64,592
 General and administrative                                                   12,282             10,596        34,055        28,888
 Depreciation and amortization                                                31,847             33,655        99,166        88,267
                                                                         -----------        -----------      --------     ---------
     Total operating expenses                                                108,679            109,431       338,506       306,471
                                                                         -----------        -----------      --------     ---------

     Real estate operating income                                             30,678             23,082        86,856        75,585
                                                                         -----------        -----------      --------     ---------
Other operating income:
    Interest income                                                              602              1,063         2,352         2,861
    Equity in earnings of unconsolidated partnerships                          2,195              1,160         4,911         3,791
    Gain on settlement of treasury locks                                         ---                ---           ---         4,489
                                                                         -----------        -----------      --------     ---------
            Total other operating income                                       2,797              2,223         7,263        11,141
                                                                         -----------        -----------      --------     ---------
     Income from continuing operations before gain on sale of assets,
      income taxes, and minority interest                                     33,475             25,305        94,119        86,726
   Income taxes                                                                    0                  0             0             0
   Minority interest                                                          (3,747)            (4,354)       (9,155)      (14,604)
                                                                         -----------        -----------      --------     ---------
      Income from continuing operations before gain on sale
       of assets                                                              29,728             20,951         84,964       72,122
     Discontinued operations - (Loss) income from operations of discontinued Executive Suites subsidiary (less applicable income
      tax expense)                                                               ---             (2,848)          456        (5,969)


             Discontinued operations - Gain on sale of discontinued
              operations (less applicable income tax expense of
              $21,131)                                                           ---                ---        31,852           ---
                                                                         -----------        -----------      --------     ---------


Net income before gain on sale of assets:                                     29,728             18,103       117,272        66,153
Gain on sale of assets, net of income taxes                                   20,182             21,284        27,923        49,815
                                                                         -----------        -----------      --------     ---------
Net income                                                                  $ 49,910           $ 39,387      $145,195      $115,968
                                                                         ===========        ===========      ========     =========
            Basic net income per common share:
                 Net income from continuing operations                        $0 .62           $   0.50      $   1.29      $   1.40
                 Discontinued operations                                         ---              (0.04)         0.01         (0.09)
                 Gain on sale of discontinued operations                         ---                             0.48           ---
                                                                         -----------        -----------      --------     ---------
                 Net income                                                    $0.62           $   0.46      $   1.78      $   1.31
                                                                         ===========        ===========      ========     =========
            Diluted net income per share:
                 Net income from continuing operations                         $0.60           $   0.49      $   1.28      $   1.40
                 Discontinued operations                                         ---              (0.04)         0.01         (0.09)
                 Gain on sale of discontinued operations                         ---                ---          0.47           ---
                                                                         -----------        -----------      --------     ---------
       Net income                                                              $0.60           $   0.45      $   1.76      $   1.31
                                                                         ===========        ===========      ========     =========

NOTE: (1) Rental income includes $3,168 and $3,708 of accrued straight-line rents for the three month periods ended September 30, 2000 and 1999, respectively, and $9,634 and $9,362 of accrued straight-line rents for the nine month periods ended September 30, 2000 and 1999, respectively.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Consolidated Funds From Operations
--------------------------------------------------------------------------------

          The National Association of Real Estate Investment Trusts (NAREIT) defines funds from operations ("FFO") as net income (loss) (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring or sales of property, plus depreciation and amortization of assets uniquely significant to the real estate industry and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. NAREIT's definition for FFO excludes discontinued operations, however, the Company has elected to calculate FFO from discontinued operations, the Company's executive suites business. FFO for discontinued operations includes executive suites earnings before depreciation, amortization and deferred taxes ("EBDADT"). The Company has restated the prior year to conform with the current year presentation which excludes the add back of development losses associated with the Company's executive suites business. The Company continues to exclude the gain on settlement of treasury locks for the restated 1999 FFO.

(In thousands, except per share amounts)                                     Three Months Ended            Nine Months Ended
                                                                                September 30,                September 30,
                                                                           --------------------------    -------------------------
                                                                                 2000         1999           2000          1999
                                                                                 ----         ----           ----          ----
                                                                                    (unaudited)                  (unaudited)
Net income from continuing operations before minority interest:                $ 53,657     $ 46,589       $ 122,042     $ 136,541

Adjustments to derive funds from continuing operations:                          31,739       33,140          97,561        86,916
  Add: Depreciation and amortization
  Deduct:
    Minority interests' (non Unitholders) share
     of depreciation, amortization and net income                                  (248)        (195)           (722)         (479)
    (Gain) loss on settlement of treasury locks                                       0            0               0        (4,489)
    Gain on sale of assets, net of income taxes                                 (20,182)     (21,284)        (27,923)      (49,815)
                                                                               --------     --------       ---------     ---------
FFO from continuing operations before allocations to the
 minority Unitholders                                                            64,966       58,250         190,958       168,674

Less:  FFO allocable to the minority Unitholders                                 (4,000)      (4,025)        (12,230)      (12,563)
                                                                               --------     --------       ---------     ---------
CarrAmerica Realty Corporation's FFO from continuing operations                  60,966       54,225         178,728       156,111
Less:  Preferred stock dividends                                                 (8,842)      (8,932)        (26,364)      (26,516)
                                                                               --------     --------       ---------     ---------
CarrAmerica Realty Corporation's FFO from continuing operations
  attributable to common shares                                                $ 52,124     $ 45,293       $ 152,364     $ 129,595
                                                                               --------     --------       ---------     ---------

Discontinued operations                                                               0          210          13,368         6,093
Gain on sale of discontinued operations                                               0            -          31,852             -
                                                                               --------     --------       ---------     ---------

CarrAmerica Realty Corporation's FFO attributable to common shares             $ 52,124     $ 45,503       $ 197,854     $ 135,688
                                                                               --------     --------       ---------     ---------

Weighted average common shares outstanding:
  Basic                                                                          65,987       66,795          66,603        68,208
  Diluted                                                                        74,767       74,078          74,544        75,508
                                                                               ========     ========       =========     =========

Basic funds from operations per common share:
  Funds from continuing operations                                             $   0.79     $   0.68       $    2.29     $    1.90
  Funds from discontinued operations                                                  -            -            0.20          0.09
  Funds from sale of discontinued operations                                          -            -            0.48             -
                                                                               --------     --------       ---------     ---------
    Total funds from operations                                                $   0.79     $   0.68       $    2.97     $    1.99
                                                                               ========     ========       =========     =========

Diluted funds from operations per share:
  Funds from continuing operations                                             $   0.75     $   0.67       $    2.22     $    1.90
  Funds from discontinued operations                                                  -            -            0.18          0.08
  Funds from sale of discontinued operations                                          -            -            0.43             -
                                                                               --------     --------       ---------     ---------
    Total funds from operations                                                $   0.75     $   0.67       $    2.83     $    1.98
                                                                               --------     --------       ---------     ---------

CarrAmerica Realty Corporation
FFO from continuing operations attributable to common shares                   $ 52,124     $ 45,293       $ 152,364     $ 129,595
Series A Preferred share dividends                                                  224          315             698           944
Minority interest from convertible partnership units                              4,000        4,025          12,231        12,563
                                                                               --------     --------       ---------     ---------
Adjusted FFO from continuing operations attributable to
 common shares                                                                 $ 56,348     $ 49,633       $ 165,293     $ 143,102
                                                                               ========     ========       =========     =========

Weighted average common shares outstanding - Basic                               65,987       66,795          66,603        68,208
Weighted average conversion of Series A Preferred shares                            480          680             500           680
Weighted average conversion of operating partnership units                        6,480        6,498           6,480         6,503
Incremental options                                                               1,820          105             961           117
                                                                               --------     --------       ---------     ---------
Adjusted weighted average common shares - Diluted                                74,767       74,078          74,544        75,508
                                                                               ========     ========       =========     =========

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Same Store Operating Property Results
--------------------------------------------------------------------------------
(In thousands)

                                        Three Months Ended           %         Nine Months Ended
                                           September 30,           Change        September 30,             %  Change
                                    ---------------------------- ---------  ------------------------    ----------------
                                            2000         1999                   2000         1999
                                            ----         ----                   ----         ----
Real Estate Operating Revenue             $  99,506     $94,778     5.0%     $  298,172     $278,203          7.2%

Real Estate Operating Expenses               34,127      33,448     2.0%         95,612       93,834          1.9%
                                         ----------     -------              ----------      -------

Total Real Estate Operating Income
 - GAAP Basis                             $  65,379     $61,330     6.6%     $  202,560     $184,369          9.9%
                                         ==========     =======              ==========      =======

Straight-line Rent Adjustment                 2,450       2,503     2.1%          5,242        9,856         46.8%
                                         ----------     -------              ----------      -------

Total Real Estate Operating Income
 - Cash Basis                             $  62,929     $58,827     7.0%     $  197,318     $174,513         13.1%
                                         ----------     -------              ----------      -------

YTD Average Occupancy                          97.1%       96.5%    0.6%           97.1%        96.5%         0.6%
                                         ==========     =======              ==========      =======

Same Store Square Footage                16,902,001                           6,902,001
                                        ===========                          ==========

                CARRAMERICA Realty Corporation and Subsidiaries
                              Statements of EBITDA
--------------------------------------------------------------------------------

(In thousands)

                                                                    Three Months Ended                  Nine Months Ended
                                                                      September 30,                       September 30,
                                                            --------------------------------    -------------------------------
                                                                    2000              1999            2000              1999
                                                                    ----              ----            ----              ----
CONTINUING OPERATIONS:
 Revenues:
  Rental Income                                                   $131,690          $128,311         $407,442          $369,007
  Real estate service income                                         7,667             4,202           17,920            13,049
  Other income (1)                                                   2,797             2,223            7,263             6,652
                                                            --------------    --------------    -------------    --------------
      Total revenue                                                142,154           134,736          432,625           388,708
                                                            --------------    --------------    -------------    --------------

 Operating expenses:
  Property operating expenses:
   Operating expenses                                               29,750            30,862           93,962            90,974
   Real estate taxes                                                10,028            10,887           34,546            33,750
  General and administrative                                        12,282            10,596           34,055            28,888
                                                            --------------    --------------    -------------    --------------
      Total operating expenses                                      52,060            52,345          162,563           153,612
                                                            --------------    --------------    -------------    --------------
 EBITDA                                                           $ 90,094          $ 82,391         $270,062          $235,096
                                                            ==============    ==============    =============    ==============

NOTE:
(1) Balance has been restated to exclude discontinued operations. Also excludes gains on sales of assets and gain on settlement of treasury locks.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                Financial Ratios
--------------------------------------------------------------------------------

Financial Position Ratios for Continuing Operations:                 September 30,                  December 31,
----------------------------------------------------                    2000                           1999
                                                                        ----                           ----
Total Debt / Total Capitalization (Book Value) (4)                        42.1%                              48.7%
Total Debt / Total Capitalization (Market) (4)                            31.9%                              44.7%

Operating Ratios for Continuing Operations:           Three Months Ended                Nine Months Ended
----------------------------------------------          September 30,                     September 30,
                                                 ----------------------------    ------------------------------
                                                     2000             1999            2000             1999
                                                     ----             ----            ----             ----
Secured EBITDA / Total EBITDA (3)                    35.2%            33.7%           34.8%            36.0%

Interest Coverage (1, 3)
 Excluding covering capitalized interest             3.64             3.52            3.51             3.63
 Covering capitalized interest                       3.27             2.86            3.11             2.72

Fixed charge coverage (3)
 Excluding covering capitalized interest             2.52             2.33            2.40             2.34
 Covering capitalized interest                       2.34             2.03            2.20             1.93


Diluted FFO Payout Ratio (2, 3)                      61.7%            69.0%           62.5%            73.3%

G & A as a % of Revenue                               8.8%             8.0%            8.0%             7.6%

NOTES:

(1) Calculated as EBITDA before minority interests allocation, extraordinary items, and nonrecurring charges divided by interest expense for the period.
(2)  Dividends paid per common share divided by diluted FFO per share.
(3)  Restated to exclude discontinued operations.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                   Share and Operating Partnership Unit Data
--------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding at September 30, 2000 and December 31, 1999, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership units outstanding for the quarter ended September 30, 2000 and 1999. The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future.

(In thousands)                                               CarrAmerica
                                         CarrAmerica            Realty
                                           Realty            Corporation
                                         Corporation           Series A
                                           Common            Convertible          Dividend Paying       Non-Dividend
                                           Shares          Preferred Shares            Units            Paying Units
                                         Outstanding       Outstanding (a)        Outstanding (b)       Outstanding
                                      ----------------- ---------------------- --------------------- ------------------
Outstanding as of:
  September 30, 2000                       65,759                480                   6,212                268
  December 31, 1999                        66,826                680                   6,048                432
                                      ================= ====================== ===================== ==================

Weighted average for the three
  months ended September 30:
  2000                                      65,987               480                    6,182               298
  1999                                      66,795               680                    6,027               470
                                      ================= ====================== ===================== ==================

Weighted average for the nine
  months ended September 30:
  2000                                      66,603               500                    6,092               388
  1999                                      68,208               680                    5,987               516
                                      ================= ====================== ===================== ==================

Notes:
(a) Series A Preferred shares are convertible into common shares on a one-for-one basis.
(b) Operating partnership Units are convertible into cash or common shares on a one-for-one basis.
(c) The Company has the following Cumulative Redeemable Preferred shares outstanding which are not included in the table above:

          Series B    8,000,000 Shares
          Series C    6,000,000 Shares
          Series D    2,000,000 Shares

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          Debt Capitalization Summary
--------------------------------------------------------------------------------
($ In thousands)

                                                                       INTEREST RATE   PRINCIPAL BALANCE       MATURITY DATE
                                                                       --------------  -----------------    --------------------
SECURED INDEBTEDNESS:
     Total Secured Indebtedness                                                 8.00%          $624,710            11/15/00 to
                                                                                               --------
                                                                                                                     09/01/09

UNSECURED INDEBTEDNESS:
Senior Unsecured Notes                                                          7.20%           150,000              07/01/04
Senior Unsecured Notes                                                          6.63%           100,000              03/01/05
Senior Unsecured Notes                                                          7.38%           125,000              07/01/07
Senior Unsecured Notes                                                          6.88%           100,000              03/01/08
Unsecured Line of Credit - CarrAmerica Realty Corporation                LIBOR+90 bps           116,000              08/26/01
                                                                                               --------
                  Total Unsecured Indebtedness                                                 $591,000
                                                                                               --------

                  Total Indebtedness                                                         $1,215,710
                                                                                             ----------

                               SEGMENT ANALYSIS

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties
--------------------------------------------------------------------------------

The following table sets forth certain information about each operating property owned by the Company as of September 30, 2000:

                                                                                                                    Percentage
                                                       Net Rentable Area              Percent          Number       of Total
Property                                               (square feet)/(1)/            Leased/(2)/    of Buildings    Square Feet
--------                                               ------------------            -----------    ------------    -----------
Consolidated Properties
-----------------------

SOUTHEAST REGION
Downtown Washington, D.C.:
 International Square                                      1,014,382                    99.8%             3
 900 19/th/ Street                                           101,215                   100.0%             1
 2550 M Street                                               187,931                    96.8%             1
 1730 Pennsylvania Avenue                                    229,377                   100.0%             1
 1255 23/rd/ Street                                          305,786                    99.3%             1
 1747 Pennsylvania Avenue                                    152,104                    91.6%             1
 1775 Pennsylvania Avenue                                    143,981                    97.5%             1
Suburban Washington, D.C.:
 One Rock Spring Plaza                                       205,721                    98.4%             1
 Sunrise Corporate Center                                    260,253                    98.3%             3
 Reston Crossing East & West                                 327,788                   100.0%             2
Atlanta, GA:
 Glenridge                                                    64,086                    85.2%             1
 Century Springs West                                         95,055                    81.9%             1
 Holcomb Place                                                72,889                   100.0%             1
 Midori                                                       99,691                   100.0%             1
 Parkwood                                                    150,270                    98.0%             1
 Lakewood                                                     80,338                    98.1%             1
 The Summit                                                  179,085                   100.0%             1
 Spalding Ridge                                              128,233                    99.3%             1
 2400 Lake Park Drive                                        100,918                    69.4%             1
 680 Engineering Drive                                        62,154                   100.0%             1
 Embassy Row                                                 465,155                    90.9%             3
 Embassy 100, 500                                            190,470                   100.0%             2
 Waterford Centre                                             82,344                   100.0%             1
Boca Raton, FL:
 Peninsula Plaza                                             162,303                    90.5%             1
 Peninsula Executive Center I & II                           187,713                    96.7%             2
 Presidential Circle                                         281,053                    87.6%             1
                                                       ------------------            -----------         --
  Southeast Region Subtotal                                5,330,295                    96.3%            35            25.4%
                                                       ------------------            -----------         --

PACIFIC REGION
Southern California,
Orange County/Los Angeles:
 Scenic Business Park                                        140,812                    98.1%             4
 Harbor Corporate Park                                       151,888                    92.4%             4
 Plaza PacifiCare                                            104,377                   100.0%             1
 Katella Corporate Center                                     80,609                    96.1%             1
 Warner Center                                               344,374                    98.9%            12
 South Coast Executive Center                                161,692                   100.0%             2
 Warner Premier                                               61,553                   100.0%             1
 Von Karman                                                  104,138                   100.0%             1
 2600 W. Olive                                               144,831                   100.0%             1
 Bay Technology Center                                       107,481                   100.0%             2
 Pacific Corporate Plaza 1, 2, 3                             125,671                   100.0%             3
 Alton Deere Plaza                                           182,183                    99.0%             6
 Art Institute                                                53,484                   100.0%             1
 Westlake Spectrum                                           108,084                   100.0%             2

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties
________________________________________________________________________________


                                                                                                   Percentage
                                              Net Rentable Area      Percent         Number         of Total
Property                                       (square feet)/(1)/   Leased/(2)/   of Buildings     Square Feet
--------                                      -----------------     ---------     ------------     -----------
Southern California,
San Diego:
 Del Mar Corporate Plaza                           123,142           100.0%                2
 Wateridge Pavilion                                 62,194            59.3%                1
 Towne Center Technology Park 1, 2, 3              182,120           100.0%                3
 Lightspan                                          64,800           100.0%                1
 La Jolla Spectrum                                  79,759           100.0%                1
 Palomar Oaks Technology Park                      170,358           100.0%                6
 Jaycor                                            105,358           100.0%                1
 Highlands Corporate Center                        205,085            99.9%                5
Northern California,
San Francisco Bay Area:
 CarrAmerica Corporate Center                    1,001,976            99.8%                6
 Valley Business Park I                             61,600           100.0%                2
 Bayshore Centre 2                                  94,874           100.0%                1
 Rincon Centre                                     201,178           100.0%                3
 Valley Centre II                                  212,082           100.0%                4
 Valley Office Centre                               68,881           100.0%                2
 Valley Centre                                     102,291           100.0%                2
 Valley Business Park II                           166,928           100.0%                6
 Rio Robles                                        368,178           100.0%                7
 3745 North First Street                            67,582           100.0%                1
 Baytech Business Park                             300,000           100.0%                4
 3571 North First Street                           116,000           100.0%                1
 San Mateo Center I                                 70,000           100.0%                1
 Oakmead West Land A-G                             425,981           100.0%                7
 San Mateo II & III                                141,404           100.0%                2
 Hacienda West                                     204,632            91.9%                2
 Sunnyvale Technology Center                       165,520           100.0%                5
 Clarify Corporate Center 1, 2, 3, 4               258,048           100.0%                4
 Valley Technology Center 1, 2, 3, 4 & 5           350,000           100.0%                5
 Golden Gateway Commons                            273,327            98.6%                3
 Techmart Commerce Center                          265,979            99.0%                1
 Freemont Technology Park 1, 2, 3                  139,304           100.0%                3
Portland, OR:
 RadiSys Corporate Headquarters                     80,525           100.0%                1
 Sunset Corporate Park                             132,531           100.0%                3
 RadiSys II                                         45,655           100.0%                1
 Rock Creek Corp Center                            142,662            14.4%                1
Seattle, WA:
 Redmond East                                      396,497           100.0%               10
 Redmond Hilltop B & C                              90,880           100.0%                2
 Canyon Park Business Center                       294,341            96.1%                6
 Willow Creek                                       96,179           100.0%                1
 Willow Creek Corp. Center 1, 2, 3, 4, 5, 6        329,009           100.0%                6
 Canyon Park Commons 1, 2, 4                       176,846           100.0%                3
 Canyon Park Commons                                95,290           100.0%                1
                                                 ---------           -----               ---
   Pacific Region Subtotal                       9,800,173            97.9%              168          46.6%
                                                 ---------           -----               ---

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties
________________________________________________________________________________

                                                                                        Percentage
                                   Net Rentable Area      Percent         Number         of Total
Property                            (square feet)/(1)/   Leased/(2)/   of Buildings     Square Feet
--------                           -----------------     ---------     ------------     -----------
CENTRAL REGION
Austin, TX:
 Great Hills Plaza                      135,333             100.0%                1
 City View Centre                       136,183             100.0%                3
 City View Center                       128,716             100.0%                1
 Tower of the Hills                     166,149              99.7%                2
Chicago, IL:
 Parkway North I                        249,314              99.3%                1
 Unisys                                 364,115              89.6%                2
 The Crossings                          296,230              95.8%                2
 Bannockburn I & II                     209,582              97.4%                2
 Bannockburn IV                         108,469              96.0%                1
Dallas, TX:
 Cedar Maple Plaza                      112,682              84.7%                3
 Quorum North                           116,084              92.9%                1
 Quorum Place                           178,296             100.0%                1
 Tollway Plaza 1, 2                     359,903              99.4%                2
 Two Mission Park                        77,232             100.0%                1
 Commons @ Las Colinas 1, 3             380,764             100.0%                2
 5000 Quorum                            160,763              95.9%                1
                                     ----------             -----               ---
  Central Region Subtotal             3,179,815              97.0%               26         15.1%
                                     ----------             -----               ---

MOUNTAIN REGION
Denver, CO:
 Harlequin Plaza                        329,210              88.4%                2
 Quebec Court I                         130,000             100.0%                1
 Quebec Court II                        157,294             100.0%                1
 Quebec Centre                          106,865              88.5%                3
Phoenix, AZ:
 Camelback Lakes                        201,373              99.7%                2
 Pointe Corridor                        178,114              98.4%                1
 Four Gateway                           136,817              97.8%                1
 Highland Park                           78,970              91.4%                1
 The Grove @ Black Canyon               104,571              95.9%                1
 U.S. West                              532,506             100.0%                4
 Concord Place                          133,555              76.7%                1
Salt Lake City, UT:
 Sorenson Research Park                 285,144              94.9%                5
 Wasatch Corporate Center               178,231             100.0%                3
 Wasatch Corporate Center 17, 18        121,654             100.0%                2
 Sorenson X                              41,288             100.0%                1
                                     ----------             -----               ---
      Mountain Region Subtotal        2,715,592              95.8%               29         12.9%
                                     ----------             -----               ---
TOTAL CONSOLIDATED PROPERTIES:       21,025,875                                 258        100.0%
                                     ==========                                 ---
WEIGHTED AVERAGE                                             97.1%
                                                            =====

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties
________________________________________________________________________________

                                        Company's             Net
                                        Effective           Rentable                            Number
                                        Property              Area               Percent          of
Property                                Ownership       (square feet)/(1)/     Leased/(2)/     Buildings
--------                                ---------       ------------------     -----------     ---------
Unconsolidated Properties
-------------------------
Washington, D.C.:
   AARP Headquarters                        24.0% (4)          502,316               100%             1
   Bond Building                            15.0  (5)          242,787                98%             1
   1717 Pennsylvania Avenue                 50.0  (3)          184,446               100%             1
   Booz-Allen & Hamilton Building           50.0  (6)          222,989               100%             1

Portland, OR:
   GM Call Center                           16.2  (7)          103,279             100.0%             1

Chicago Market Office:
    Parkway North                           35.0  (8)          592,924             100.0%             4

Dallas Market Office:
    Royal Ridge                             35.0  (8)          370,979             100.0%             3

Austin Market Office:
    Riata                                   35.0  (8)          847,006             100.0%            10

Denver Market Office:
    Panorama                                35.0  (8)          476,600             100.0%             4

TOTAL UNCONSOLIDATED PROPERTIES:                             3,543,326                                           26
                                                            ----------                                          ---
WEIGHTED AVERAGE                                                                    99.9%
                                                                                   -----
ALL OPERATING PROPERTIES
------------------------
TOTAL:                                                      24,569,201                                          284
                                                            ----------                                          ---
WEIGHTED AVERAGE                                                                    97.5%
-------------------------------------------------------------------------------------------------------------------

(1)    Includes office and retail space but excludes storage space.
(2) Includes space for leases that have been executed and have commenced as of September 30, 2000.
(3) The Company holds a 50% interest in the limited liability company that owns the property and serves as the entity's managing member.
(4) The Company holds an effective 24% interest in the property by virtue of a 48% general partner interest in a partnership that owns a 50% general partner interest in the property.
(5) The Company holds an effective 15% interest in the property by virtue of a 30.6% limited partner interest in a partnership that has a 49% limited partner interest in the property.
(6) The Company holds a 50% joint venture interest, and is the managing venturer.
(7)    The Company holds a 16.2% joint venture interest.
(8)    The Company hold a 35% joint venture interest.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Lease Rollover Schedule - Stabilized Properties


                               Square       Current    YTD Avg.    Vacant
  Region / Market               Feet      Occupancy   Occupancy     S.F.     2000      2001       2002       2003        2004
  ---------------               ----      ---------   ---------     ----     ----      ----       ----       ----        ----
PACIFIC REGION
San Francisco Bay Area        5,055,765     99.5%       99.2%       25,226   13,891    260,398    756,231    660,872    659,316
Orange County / Los Angeles   1,871,177     98.8%       98.2%       22,938  164,021    165,741    232,364    197,515    296,329
Seattle                       1,479,042     99.2%       97.9%       11,500   96,661     79,099     24,274    230,924    274,241
San Diego                       992,816     97.4%       99.2%       25,527   52,686    243,423     77,234    147,602     38,201
Portland                        401,373     69.6%       80.6%      122,127    2,794          -          -          -     31,497

MOUNTAIN REGION:
Denver                          723,369     93.0%       94.1%       50,620    7,234     64,917    118,086    134,050     44,571
Phoenix                       1,365,906     96.4%       95.3%       48,552   79,739     80,656    206,194     95,744    113,787
Salt Lake City                  626,317     97.7%       97.2%       14,465    3,541    120,700     45,520    108,315    252,336

CENTRAL REGION:
Chicago                       1,227,710     95.0%       95.0%       61,934   88,485    160,167    253,046    287,323     82,496
Dallas                        1,385,724     97.5%       97.2%       34,191   22,713    120,006    147,210    265,868    144,281
Austin                          566,381     99.9%       98.5%          534   11,533     39,095    114,820     28,918    247,369

SOUTHEAST REGION:
Washington, D.C
  Downtown Properties         2,134,776     98.8%       98.9%       26,357   96,441     25,398    170,576    232,304    525,360
  Suburban Properties           793,762     99.1%       99.1%        7,507    3,595      6,259     39,922     27,339     87,504
Atlanta                       1,770,688     94.0%       93.9%      105,526   77,087    242,614    397,167    387,252    159,066
Boca Raton                      631,069     91.0%       91.6%       56,567   38,708     99,242     54,270     74,287     62,855

Totals                       21,025,875     97.1%       97.5%      613,571  759,129  1,707,715  2,636,914  2,878,313  3,019,209
                             ----------                            -------  -------  ---------  ---------  ---------  ---------

                                                                                                2010
                                                                                                  &
  Region / Market                        2005       2006       2007       2008      2009      Thereafter
  ---------------                        ----       ----       ----       ----      ----      ----------
PACIFIC REGION
San Francisco Bay Area                  531,777    770,393    479,894    678,592    199,903      19,272
Orange County / Los Angeles             255,138    104,326    158,673    203,390          -      70,742
Seattle                                 430,686     96,179          -          -    235,478           -
San Diego                                37,460          -          -          -     84,949     285,734
Portland                                 74,368          -          -          -          -     170,587

MOUNTAIN REGION:
Denver                                  146,597          -          -    157,294          -           -
Phoenix                                  91,032     40,212    532,777          -     20,866      56,347
Salt Lake City                            9,810     71,630          -          -                      -

CENTRAL REGION:
Chicago                                 131,518      4,477          -     43,669     12,800     101,795
Dallas                                   80,712     21,476      7,282     97,491    444,494           -
Austin                                   71,198     29,257     23,657          -          -           -

SOUTHEAST REGION:
Washington, D.C
  Downtown Properties                    87,745    203,842    219,882    221,074     77,976     247,821
  Suburban Properties                   240,025     53,400        423          -    327,788           -
Atlanta                                  83,481      5,484     73,059          -     39,482     200,470
Boca Raton                               95,927      3,095      6,033          -      4,768     135,317

Totals                                2,367,474  1,403,771  1,501,680  1,401,510  1,448,504   1,288,085
                                      ---------  ---------  ---------  ---------  ---------   ---------

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
              25 Largest Tenants - Based on Annualized Base Rent


                                              Percentage of
                                                Portfolio                                   Percentage of
                                               Annualized                                     Occupied
        Tenant                                    Rent               Square Feet             Square Feet
----------------------------------------------------------------------------------------------------------------
International Monetary Fund                      3.87%                 498,918                  2.40%
Applied Materials, Inc.                          2.24%                 425,981                  2.05%
US West Business Resources, Inc.                 2.20%                 532,506                  2.56%
Peoplesoft, Inc.                                 2.04%                 359,686                  1.73%
AT&T                                             2.03%                 575,748                  2.77%
Nokia, Inc.                                      1.97%                 401,434                  1.93%
Patton Boggs, L.L.P.                             1.84%                 180,444                  0.87%
Nortel Networks, Inc.                            1.54%                 258,048                  1.24%
Nextel Communications, Inc.                      1.39%                 331,203                  1.60%
Sun Microsystems, Inc.                           1.26%                 267,553                  1.29%
Software AG of North America                     1.12%                 209,521                  1.01%
Franklin Resources, Inc.                         1.11%                 118,616                  0.57%
Lattice Semiconductor Corp.                      1.10%                 216,650                  1.04%
Pacific Bell Mobile Services                     1.08%                 198,093                  0.95%
Safeco Insurance Co. of America                  0.93%                 265,658                  1.28%
Federal Deposit Insurance Corp.                  0.92%                 121,878                  0.59%
Boston Scientific                                0.86%                 212,082                  1.02%
Unisys Corporation                               0.81%                 197,404                  0.95%
King & Spalding                                  0.79%                  92,596                  0.45%
Citicorp Savings of Wash. D.C.                   0.78%                 118,834                  0.57%
The Walt Disney Company                          0.78%                 129,347                  0.62%
Art Institute                                    0.74%                 168,243                  0.81%
Chronicle of Higher Education                    0.70%                  91,721                  0.44%
Merrill Lynch, Pierce, Fenner                    0.64%                  77,443                  0.37%
TSMC North America, Inc.                         0.61%                 110,590                  0.53%
                                         ------------------       ----------------       -------------------
TOTAL                                           33.35%               6,160,197                 29.64%
                                         ==================       ================       ===================

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      2000 Development Activity by Market
--------------------------------------------------------------------------------
($ In Thousands)

                                                                                                       Actual or
                                                                                                       Estimated        Estimated
Property Under Construction at                                                                        Construction    Stabilization
September 30, 2000:                                                      Square Feet    Start Date   Completion Date       Date
------------------------------------------------------------------  ------------------ ------------ ----------------- --------------
San Francisco Bay Area
              Valley Technology Center 6 (N)                                  55,295        4Q99           3Q00             4Q00
              Valley Technology Center 7 (S)                                  55,295        4Q99           3Q00             4Q00
                                                                     ---------------
                       San Francisco Bay Area Subtotal                       110,590
San Diego
              La Jolla B Spectrum Technology Park                             76,894        3Q99           2Q00             2Q01
                                                                     ---------------
                       San Diego Subtotal                                     76,894
Salt Lake City
    Lake Park                                                                 78,056        2Q00           4Q00             4Q00
                                                                     ---------------
              Salt Lake City Subtotal                                         78,056
Denver
              Dry Creek Corporate Center Building 3                           92,356        4Q00           4Q00             4Q01
                                                                     ---------------
                       Denver Subtotal                                        92,356
Washington DC
              King Street Exchange                                            22,385        1Q00           4Q00             4Q00
                                                                     ---------------
                       Washington DC Subtotal                                 22,385
Austin
              Braker 3                                                       192,451        2Q00           3Q01             3Q01
                                                                     ---------------
                       Austin Subtotal                                       192,451
Dallas
              Commons 2                                                      223,470        4Q99           4Q00             4Q00
                                                                     ---------------
                       Dallas Subtotal                                       223,470

Total/Weighted Average                                                       796,202
Less: Placed in service - Project to date                                          0
                                                                     ---------------
Total/Weighted Average                                                       796,202
                                                                     ===============

   (1) Building under contract to be sold to user upon completion

Unconsolidated Property Under Construction at September 30, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Austin
              Riata Building 7                                                91,639        2Q00           4Q00             4Q00
              Riata Crossing 5                                                48,125        2Q00           4Q00             4Q00
              300 West Sixth Street                                          444,870        2Q00           4Q01             4Q01
                                                                     ---------------
                       Austin Subtotal                                       584,634
Dallas
              Custer Court                                                   124,485        3Q00           3Q01             1Q02
              Royal Ridge Bldg. 7                                            132,709        2Q00           4Q00             4Q01
                                                                     ---------------
                       Dallas Subtotal                                       257,194
Denver
              Panorama Corporate Center VIII                                 136,850        1Q00           1Q01             4Q01
              Panorama Corporate Center X                                     50,601        3Q99           2Q00             4Q01
                                                                     ---------------
                       Denver Subtotal                                       187,451
Washington DC
              799 9/th/ Street                                               198,162        2Q00           4Q01             4Q01
              1201 F Street                                                  227,165        3Q98           2Q00             2Q01
                                                                     ---------------
                       Washington DC Subtotal                                425,327

Total/Weighted Average                                                     1,454,606
Less: Placed in service                                                     (167,971)
                                                                     ---------------
Total/Weighted Average                                                     1,286,635
                                                                     ---------------

Total/Weighted Average                                                     2,082,837
                                                                     ===============

                                                                              Estimated
                                                                              Remaining        Total       % Estimated   % Currently
Property Under Construction @                                 In Place        Costs to       Projected      Stabilized    Leased or
June 30, 2000:                                                Dev Costs       Complete       Investment       Return      Committed
----------------------------------------------------        -------------   -------------  --------------  ------------  ----------
San Francisco Bay Area
              Valley Technology Center 6 (N)                     10,215           1,092       11,307         12.9%           100.0%
              Valley Technology Center 7 (S)                     10,214           1,093       11,307         12.9%           100.0%
                                                              ---------       ---------     --------     --------         --------
                       San Francisco Bay Area Subtotal           20,429           2,185       22,614         12.9%           100.0%
San Diego
              La Jolla B Spectrum Technology Park                 8,899          15,333       24,232         14.5%           100.0%
                                                              ---------       ---------     --------     --------         --------
                       San Diego Subtotal                         8,899          15,333       24,232         14.5%           100.0%
Salt Lake City
    Lake Park 1 & 2                                               6,347           3,602        9,949         10.5%           100.0%
                                                              ---------       ---------     --------     --------         --------
              Salt Lake City Subtotal                             6,347           3,602        9,949         10.5%           100.0%
Denver
              Dry Creek Corporate Center Building 3               6,869           4,457       11,326         11.5%           100.0%
                                                              ---------       ---------     --------     --------         --------
                       Denver Subtotal                            6,869           4,457       11,326         11.5%           100.0%
Washington DC
              King Street Exchange                                1,371           4,923        6,294          n/a (1)        100.0%
                                                              ---------       ---------     --------     --------         --------
                       Washington DC Subtotal                     1,371           4,923        6,294                         100.0%
Austin
              Braker 3                                            9,841          20,923       30,764         11.4%           100.0%
                                                              ---------       ---------     --------     --------         --------
                       Austin Subtotal                            9,841          20,923       30,764         11.4%           100.0%
Dallas
              Commons 2                                          25,397          18,296       43,693         10.4%           100.0%
                                                              ---------       ---------     --------     --------         --------
                       Dallas Subtotal                           25,397          18,296       43,693         10.4%           100.0%

Total/Weighted Average                                           79,153          69,719      148,872         11.8%           100.0%
Less: Placed in service - Project to date                             0               0            0
                                                              ---------       ---------     --------
Total/Weighted Average                                           79,153          69,719      148,872         11.8%           100.0%
                                                              =========       =========     ========     ========         ========
   (1)   Building under contract to be sold to user upon
completion

Partially Owned Property Under Construction
----------------------------------------------------------------------------------------------------------------------------------
Austin
              Riata Building 7                                    4,991           9,714       14,705         11.1%           100.0%
              Riata Crossing 5                                    1,764           4,620        6,384         10.5%           100.0%
              300 West Sixth Street                              13,066          74,705       87,771         10.9%            48.7%
                                                              ---------       ---------     --------     --------         --------
                       Austin Subtotal                           19,821          89,039      108,860         10.9%            61.0%
Dallas
              Custer Court                                        2,646          11,911       14,557         11.7%            24.1%
              Royal Ridge Bldg. 7                                 4,571          10,573       15,144         10.4%            75.4%
                                                              ---------       ---------     --------     --------         --------
                       Dallas Subtotal                            7,217          22,484       29,701         11.0%            50.5%
Denver
              Panorama Corporate Center VIII                      8,842          15,055       23,897          9.6%           100.0%
              Panorama Corporate Center X                         6,011             800        6,811         12.3%           100.0%
                                                              ---------       ---------     --------     --------         --------
                       Denver Subtotal                           14,853          15,855       30,708         10.2%           100.0%
Washington DC
              799 9/th/ Street                                   24,459          36,692       61,151          9.6%            77.8%
              1201 F Street                                      66,906           6,096       73,002         10.0%            92.8%
                                                              ---------       ---------     --------     --------         --------
                       Washington DC Subtotal                    91,365          42,788      134,153          9.8%            85.8%

Total/Weighted Average                                          133,256         170,166      303,422         10.4%            71.4%
Less: Placed in service                                         (45,950)         (4,153)     (50,103)
                                                              ---------       ---------     --------
Total/Weighted Average                                           87,306         166,013      253,319         10.4%            67.7%
                                                              =========       =========     ========     ========         ========
Total/Weighted Average (Partially Owned)                        166,459         235,732      402,191         10.8%            81.5%
                                                              =========       =========     ========     ========         ========

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                   Land Held For Future Development Summary
                -----------------------------------------------

                                                                                 Consolidated
                                                                 ------------------------------------------
                                                                                       Buildable Square
Region/Property                                     Market          Acres                   Footage
---------------------------------------------------------------- ----------        ------------------------
Pacific Region:
   Sunset Corporate                              Portland, OR           9                     124,800
                                                                 ----------        ------------------------
     Subtotal                                                           9                     124,800
Mountain Region:
 Canyon Pointe A-B                               Seattle, WA           10                     173,760
 Dry Creek Corporate Center                       Denver, CO           49                     772,291
 Four Gateway                                    Phoenix, AZ            3                     136,817
 East Gateway                                    Phoenix, AZ           11                     228,828
 Sorenson Research Park XI                    Salt Lake City, UT        6                      80,238
 Wasatch 16                                   Salt Lake City, UT        5                      80,238
 Creekside                                    Salt Lake City, UT        6                      78,000
                                                                 ----------        ------------------------
     Subtotal                                                          90                   1,550,172
Central Region:
 Braker Pointe                                    Austin, TX           17                     557,549
 Tollway Plaza III                                Dallas, TX            4                     134,400
 Royal Ridge IV                                   Dallas, TX            9                     129,000
                                                                 ----------        ------------------------
     Subtotal                                                          30                     820,949
Southeast Region:
 Peninsula Corporate Center 1-2                 Boca Raton, FL         20                     221,350
 Preston Ridge                                   Atlanta, GA           14                      96,000
                                                                 ----------        ------------------------
     Subtotal                                                          34                     317,350
                                                                 ----------        ------------------------
     Total                                                            163                   2,813,271
                                                                 ==========        ========================
                                                                                         Unconsolidated
                                                                -------------------------------------------
                                                                                        Buildable Square
Region/Property                                     Market          Acres                    Footage
--------------------------------------------------------------  -----------        ------------------------
Mountain Region:
   Panorama IV                                    Denver, CO            8                     136,850
   Panorama VI                                    Denver, CO            9                     129,898
   Panorama VII                                   Denver, CO            6                     100,000
   Panorama IX                                    Denver, CO            6                     120,000
                                                                -----------        ------------------------
     Subtotal                                                          29                     486,748
                                                                -----------        ------------------------
Central Region:
 Riata 1                                          Austin, TX            4                      61,585
 Riata Crossing 4                                 Austin, TX            5                      79,780
 Riata Crossing 6                                 Austin, TX            8                      48,125
 Parkway North                                   Chicago, IL           16                     379,433
 Royal Ridge Bldg. II                             Dallas, TX           18                      98,999
 Royal Ridge Bldg. 8                              Dallas, TX            9                     132,709
                                                                -----------        ------------------------

     Subtotal                                                         60                     800,631
                                                                -----------        ------------------------

          Total                                                       89                   1,287,379
                                                                ===========        ========================

                                      20